UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 31, 2017
 Date of Report (Date of earliest event reported)

IPG PHOTONICS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-33155 (Commission File No.)	04-3444218 (IRS Employer Identification No.)

50 Old Webster Road
Oxford, Massachusetts 01540
(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: (508) 373-1100

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
On July 31, 2017, IPG Laser GmbH ("IPG Laser"), a wholly-owned subsidiary of IPG Photonics Corporation (the "Registrant"), entered into an agreement for an unsecured revolving line of credit (the "Credit Facility Agreement") with Deutsche Bank AG ("Deutsche Bank"), which replaced an expiring line of credit with Deutsche Bank. IPG Laser, located in Burbach, Germany, is one of the Registrant's principal manufacturing, research and sales operations.
The Credit Facility Agreement provides for increased revolving credit of up to Euro 50.0 million and includes three credit facilities: a revolving cash facility of up to Euro 38.0 million, a revolving margin line facility of up to Euro 7.0 million and a revolving guarantee facility of up to Euro 5.0 million. The Registrant guaranteed the obligations of IPG Laser under the Credit Facility Agreement. The Registrant's Chinese, Italian and Russian subsidiaries may also receive credit under the Credit Facility Agreement, the amounts and types of which may change over time as agreed by Deutsche Bank, IPG Laser and the Registrant. The Credit Facility Agreement expires July 31, 2020.
The foregoing description of the Credit Facility Agreement does not purport to be complete and is qualified in its entirety by reference to such document and related agreements, copies of which are attached as exhibits to this Current Report on Form 8-K and are incorporated herein by reference.
Item 2.02. Results of Operations and Financial Condition
On August 1, 2017, IPG Photonics Corporation (the "Company") announced its financial results for the first quarter ended June 30, 2017. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
The information on this Current Report on Form 8-K (including Exhibit 99.1) shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
The information set forth under Item 1.01, "Entry into a Material Definitive Agreement," is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits
Exhibit 99.1 relating to Item 2.02 shall be deemed to be furnished, and not filed:

10.1	Credit Facility Agreement between IPG Laser GmbH and Deutsche Bank AG dated July 31, 2017
10.2	Annex 1 to Corporate Guarantee to Deutsche Bank AG dated July 31, 2017
10.3	Guarantee of the Registrant to Deutsche Bank AG dated July 31, 2017
99.1	Press Release issued by IPG Photonics Corporation on August 1, 2017

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

IPG PHOTONICS CORPORATION

August 1, 2017	By:	/s/ Timothy P.V. Mammen
Timothy P.V. Mammen
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

10.1	Credit Facility Agreement between IPG Laser GmbH and Deutsche Bank AG dated July 31, 2017
10.2	Annex 1 to Corporate Guarantee to Deutsche Bank AG dated July 31, 2017
10.3	Guarantee of the Registrant to Deutsche Bank AG dated July 31, 2017
99.1	Press Release issued by IPG Photonics Corporation on August 1, 2017